Exhibit 10.20

SECOND AMENDMENT
TO
LUMP SUM DESIGN-BUILD AGREEMENT
BETWEEN
HIGHWATER ETHANOL, LLC AND FAGEN, INC.

RECITALS

A.            Highwater Ethanol, LLC (“Highwater”) and Fagen, Inc. (“Fagen”) (collectively, “the Parties”) have entered into that certain Lump Sum Design-Build Agreement dated September 28, 2006 (the “Agreement”), as amended by a First Amendment thereto by and between said Parties.

B.            The Agreement in paragraph 6.2 Notice to Proceed: Commencement requires Owner (Highwater) to issue a valid Notice to Proceed within one-hundred and eighty (180) days of the effective date (effective date being September 28, 2006) otherwise, the Agreement may be terminated, at Design-Builder’s sole option.

C.            The Parties mutually desire to amend and extend the time frame in which Owner is authorized to issue a valid Notice to Proceed.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and the mutual reliance hereon, the Parties hereby agree for themselves and their respective successors and assigns as follows:

1.             Acknowledgement of Recitals. The Parties are accurately described above, the recitals set forth above are adopted as the Agreement of the Parties, and the facts and statements set forth therein are acknowledged and agreed to be true and accurate.

2.             Amendment to Agreement.  Pursuant to this Second Amendment to Lump Sum Design-Build Agreement (“Amendment”) the Parties amend paragraph 6.2 of the Agreement as follows:

The sentence in said paragraph 6.2 of the Agreement which reads:

“Design-Builder must receive a valid Owner’s Notice to Proceed within one-hundred and eighty (180) days of the Effective Date; otherwise, this Agreement may be terminated, at Design-Builder’s sole option”; is hereby deleted.

In its place and stead the following is inserted:

“Design-Builder must receive a valid Owner’s Notice to Proceed by August 15, 2007; otherwise, this Agreement may be terminated at Design-Builder’s sole option.”

3.             Continuing Effect.  Except as expressly modified by this Amendment, all of the provision of the Agreement and the First Amendment thereto remain in full force and effect;

specifically, all other provisions of paragraph 6.2 of the Agreement, except as specifically amended by paragraph 2 hereof shall stay in full force and effect.

IN WITNESS WHEREOF, Highwater and Fagen have caused this Amendment to be executed by their duly authorized representatives.

FAGEN, INC.	HIGHWATER ETHANOL, LLC

/s/ Roland “Ron” Fagen	/s/ Brian Kletscher
By: Roland “Ron” Fagen	By: Brian Kletscher
Its: CEO/President	Its: President